UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                              OF 1934


  Date of Report (Date of earliest event reported):  January 11, 2002
                                                     ----------------

                       Teldar Financial, Inc.
                            -----------
       (Exact name of registrant as specified in its charter)

                              Delaware
                              --------
           (State or other jurisdiction of incorporation)


              0-32575                          23-3078142
              -------                          ----------
      (Commission File Number)     (IRS Employer Identification No.)

                 6 East 125th Street, New York, NY 10035
      ------------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)

                           (212) 427-3540
                        --------------------
        Registrant's telephone number, including area code:

  1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215)
                             893-3662

-----------------------------------------------------------------------
            (Former name, address and telephone number)



  ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         (a) On January 11, 2002, Dorothy P. Hughes acquired 5,000,000 common shares of Teldar Financial, Inc. (the "Registrant") from DotCom Internet Ventures Ltd., a Delaware corporation, in a private purchase transaction. Dorothy P. Hughes became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Teldar Financial, Inc. nominated Dorothy P. Hughes to the Board of Directors and all former officers and directors resigned. Dorothy P. Hughes was then named President, Secretary and Treasurer of Teldar Financial, Inc.

         Prior to the sale, the Registrant had 5,000,000 shares of common stock outstanding.

         Copy of the Stock Purchase Agreement reflecting the sale of the 5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

         (b) The following table sets forth, as of January 11, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

  Title of Class       Name and Address of         Amount and         Percent of
  --------------       Beneficial Owner (1)        Nature of          Class (2)
                       --------------------        Beneficial         ----------
                                                   Ownership
                                                   ----------

  Common Stock         Dorothy P. Hughes           5,000,000           100%
                       6 East 125th Street
                       New York, NY 10035

  Common Stock         All Officers and            5,000,000           100%
                       Directors as a Group
                       (1 person)

  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

  (2) Based upon 5,000,000 shares issued and outstanding.


  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  EXHIBITS

           1.1. Capital Stock Purchase Agreement by and among
           Dotcom Internet Ventures Ltd., Teldar Financial,
           Inc. and Dorothy P. Hughes dated as of January 11,
           2002.


                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report on Form
  8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               TELDAR FINANCIAL, INC.



                               /s/ Dorothy P. Hughes
                               --------------------------------
                               Dorothy P. Hughes, President

Date: January 11, 2002